UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2013

PHARMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33380	87-0792558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place Louisville, Kentucky	40299
(Address of principal executive offices)	(Zip Code)

(502) 627-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: References in this Current on Form 8-K to the Corporation’s 2012 Named Executive Officers do not include William Monast, the Corporation’s former Executive Vice President of Sales and Client Management, as Mr. Monast’s employment with the Corporation was terminated on August 1, 2012.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Short-Term Incentive Program – CEO

On March 4, 2013, the Board of Directors of PharMerica Corporation (the “Corporation”), upon recommendation of the Compensation Committee, adopted the 2013 Short-Term Incentive Program (the “CEO STIP”) under the PharMerica Corporation 2007 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), for the Corporation’s Chief Executive Officer, Mr. Gregory Weishar. The CEO STIP provides for a performance-based annual cash award to Mr. Weishar.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2013 and ending on December 31, 2013.

Maximum Award. If the Corporation’s Adjusted EBITDA (as defined below) is equal to or greater than a target Adjusted EBITDA for the 2013 fiscal year, then Mr. Weishar is eligible to receive a payment under the CEO STIP equal to the lesser of (i) 2% of Adjusted EBITDA for the 2013 fiscal year; or (ii) $2 million (the “Maximum Award”). The Compensation Committee, in its sole discretion, may decrease the Maximum Award based on its assessment of the Corporation’s performance, the Chief Executive Officer’s individual performance, or any other factors it considers relevant, however in no event may the Compensation Committee reduce the Maximum Award below the annual bonus amount for the Chief Executive Officer (the “Bonus Amount”).

Bonus Amount. The target Bonus Amount for Mr. Weishar is 125% of 2013 Base Salary. Seventy percent (70%) of the target Bonus Amount is based on the Corporation’s performance and 30% of the target Bonus Amount is based on individual performance goals. The Corporation must at least meet threshold Adjusted EBITDA of 80.0% of the target Adjusted EBITDA amount in order for any payment to be made under the individual performance-based component.

The Corporation’s performance will be measured by comparing the Corporation’s annual earnings before interest, taxes, integration, merger and acquisition and other related charges, depreciation and amortization expense, impairment charges of intangibles, the effect of Hurricane Sandy and other natural disasters, fines and penalties associated with governmental investigations, inquiries and litigation and other accounting principle changes (“Adjusted EBITDA”), to a target Adjusted EBITDA for the entire 2013 fiscal year. Individual performance will be measured by comparing certain individual performance metrics to the target individual performance metrics determined by the Compensation Committee.

The actual Bonus Amount is based on the percentage of the performance target achieved. Generally, the percentage of the Bonus Amount earned at the end of the performance cycle will be determined according to the following schedule; however the actual Bonus Amount will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level
< 80.0% of Performance Target	0.0% of Award Target
80.0% of Performance Target	40.0% of Award Target
90.0% of Performance Target	70.0% of Award Target
96.0% of Performance Target	88.0% of Award Target
100.0% of Performance Target	100.0% of Award Target
105.0% of Performance Target	118.8% of Award Target
110.0% of Performance Target	137.5% of Award Target
115.0% of Performance Target	156.3% of Award Target
120.0% of Performance Target	175.0% of Award Target
> 120.0% of Performance Target	175.0% of Award Target

2013 Short-Term Incentive Program

On March 4, 2013, the Board of Directors of the Corporation, upon recommendation of the Compensation Committee, adopted the 2013 Short-Term Incentive Program (the “STIP”) under the Omnibus Plan. The STIP provides for performance-based annual cash awards to the Corporation’s executive officers, and certain other officers and employees of the Corporation. The STIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn annual cash bonuses upon achievement of certain pre-established short-term performance objectives.

Eligibility. Officers and employees of the Corporation may receive STIP cash awards as determined by the Board of Directors or the Compensation Committee.

Performance Cycle. The STIP performance cycle is for the current year, beginning on January 1, 2013 and ending on December 31, 2013.

Award Targets. The amount of the awards under the STIP are based on individual participant bonus targets. Individual participant bonus targets are established for each participant by the Compensation Committee, in the case of the senior executive officers reporting to the Chief Executive Officer, and by the Chief Executive Officer, for other participants, based upon a determination of the appropriate bonus target amounts which will enable the Corporation to remain competitive, to retain and recruit top employees, and to align such employee’s interests with certain strategic initiatives of the Corporation. Individual non-executive participant bonus targets range from 5% to 100% of base salary on December 31, 2013, with targets for the Corporation’s executive officers between 25% and 125% of base salary.

The Compensation Committee established the bonus targets under the STIP for the Corporation’s fiscal 2012 Named Executive Officers, other than the principal executive officer, as follows:

Executive	Title	Bonus Target
Michael J. Culotta	Executive Vice President & Chief Financial Officer	80% of base salary
Robert McKay	Senior Vice President of Purchasing and Trade Relations	65% of base salary
Thomas Caneris	Senior Vice President, General Counsel, Compliance Officer and Secretary	70% of base salary

Performance Criteria. The performance criteria under the STIP is divided into a company performance-based component and individual/group performance-based component for different employees. The breakdown for the Named Executive Officers, other than the Chief Executive Officer, is as set forth in the chart below. The Corporation must at least meet threshold Adjusted EBITDA of 80.0% of target in order for any payment to be made to a Named Executive Officer under the individual/group performance-based components of the STIP.

Executive	Title	Company Performance	Individual/Group Performance
Michael J. Culotta	Executive Vice President & Chief Financial Officer	70%	30%
Robert McKay	Senior Vice President of Purchasing and Trade Relations	50%	50%
Thomas Caneris	Senior Vice President, General Counsel, Compliance Officer and Secretary	50%	50%

Under the STIP, company performance will be measured by comparing the Corporation’s Adjusted EBITDA, to a target Adjusted EBITDA for the entire 2013 fiscal year. Individual/group performance will be measured by comparing certain individual/group performance metrics to target individual/group performance metrics established by the Corporation’s Compensation Committee in consultation with the Chief Executive Officer for the Named Executive Officers other than the Chief Executive Officer.

Award Payouts. Award payout levels are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle will be determined according to the following schedule; however the actual award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Achievement	Payout Level
< 80.0% of Performance Target	0.0% of Award Target
80.0% of Performance Target	40.0% of Award Target
90.0% of Performance Target	70.0% of Award Target
96.0% of Performance Target	88.0% of Award Target
100.0% of Performance Target	100.0% of Award Target
105.0% of Performance Target	118.8% of Award Target
110.0% of Performance Target	137.5% of Award Target
115.0% of Performance Target	156.3% of Award Target
120.0% of Performance Target	175.0% of Award Target
> 120.0% of Performance Target	175.0% of Award Target

Payment of Awards. Payment of STIP awards will be made in cash. Awards will be paid on a specific date by which the Compensation Committee reasonably expects that the Corporation’s Adjusted EBITDA for the year on which the award was based will have been reported. The Corporation will make the payment of the STIP awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2014.

Vesting and Forfeiture. STIP participants must remain continuously employed full-time by the Corporation until the award payment date in order to be entitled to receive a payout of an STIP award.

Other Terms & Provisions. STIP participants are not permitted to transfer STIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the STIP any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of STIP awards as it deems necessary to ensure that the STIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code.

2013 Long-Term Incentive Program

On March 4, 2013, the Board of Directors of the Corporation, upon recommendation of the Compensation Committee, adopted the 2013 Long-Term Incentive Program (the “LTIP”) under the Omnibus Plan to provide, restricted stock units and performance share unit awards to the Corporation’s executives and certain other officers and employees based on pre-established performance objectives and goals. The LTIP advances the Corporation’s commitment to performance-based compensation practices by providing participants an opportunity to earn equity-based awards upon the achievement of certain pre-established long-term performance objectives. The LTIP also is designed to drive consistent growth of the Corporation over a multiple-year performance period.

Performance Cycle. LTIP performance cycle begins on January 1, 2013 and ends on December 31, 2015.

Award Targets. The amount of the awards under the LTIP are based on individual participant bonus targets and company performance criteria. Individual participant bonus targets are established by the Compensation Committee for each participant based upon the Compensation Committee’s determination of the appropriate bonus target amounts that will enable the Corporation to remain competitive and retain and recruit top employees.

The Compensation Committee established the bonus targets under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2012 Named Executive Officers as follows:

Executive	Title	Bonus Target
Gregory S. Weishar	Chief Executive Officer	233% of base salary
Michael J. Culotta	Executive Vice President & Chief Financial Officer	175% of base salary
Robert McKay	Senior Vice President of Purchasing and Trade Relations	114% of base salary
Thomas Caneris	Senior Vice President, General Counsel, Compliance Officer and Secretary	138% of base salary

The Compensation Committee established the 2013 LTIP awards for the fiscal 2012 Named Executive Officers in the following amounts as a percentage of the bonus target: 50% restricted stock units and 50% performance share units.

On March 4, 2013, the Board of Directors, upon recommendation of the Compensation Committee, awarded restricted stock units under the LTIP for the Corporation’s principal executive officer, principal financial officer, and other fiscal 2012 Named Executive Officers as follows:

Executive	Title	Restricted Stock Units (50% of Bonus Target)
Gregory S. Weishar	Chief Executive Officer	66,285
Michael J. Culotta	Executive Vice President & Chief Financial Officer	26,561
Robert McKay	Senior Vice President of Purchasing and Trade Relations	11,389
Thomas Caneris	Senior Vice President, General Counsel, Compliance Officer and Secretary	15,002

Performance Criteria. The LTIP performance criteria for the performance share units are tied to company performance. Company performance will be measured for purposes of the performance share units by comparing the Corporation’s Adjusted EBITDA at the end of the performance cycle to a target end-of-performance cycle Adjusted EBITDA set by the Compensation Committee and by comparing the Corporation’s adjusted diluted earnings per share (“Adjusted Diluted EPS”) at the end of the performance cycle to a target end-of-performance cycle Adjusted Diluted EPS set by the Compensation Committee. With respect to the Chief Executive Officer and Executive Vice Presidents the Adjusted EBITDA target accounts for 85% of their respective performance target and the remaining 15% is determined by achievement of a target measure of Adjusted Diluted EPS. For all other Named Executive Officers, a target Adjusted EBITDA amount accounts for 100% of the performance target.

Award Payouts. Award payouts for the performance share units are based on the percentage of the performance target achieved. Generally, the percentage of the award earned at the end of the performance cycle based on the performance target, excluding the Adjusted Diluted EPS component, shall be determined according to the following schedule; however the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level
< 85.0% of Performance Target	0.0% of Award Target
85.0% of Performance Target	50.0% of Award Target
91.0% of Performance Target	70.0% of Award Target
100.0% of Performance Target	100.0% of Award Target
109.0% of Performance Target	130.0% of Award Target
115.0% of Performance Target	150.0% of Award Target
> 115.0% of Performance Target	150.0% of Award Target

Generally, the percentage of the award earned at the end of the performance cycle based on the based on the percentage of the Adjusted Diluted EPS performance target achieved shall be determined according to the following schedule; however the actual LTIP award payout will be interpolated between the percentages set forth in the chart based on actual results:

Performance Level	Payout Level
< 85.0% of Performance Target	0.0% of Award Target
85.0% of Performance Target	50.0% of Award Target
91.0% of Performance Target	70.0% of Award Target
100.0% of Performance Target	100.0% of Award Target
109.0% of Performance Target	130.0% of Award Target
115.0% of Performance Target	150.0% of Award Target
> 115.0% of Performance Target	150.0% of Award Target

Award Agreements. Awards of restricted stock units and performance share units are made under the LTIP pursuant to award agreements with each recipient on the terms described in this Current Report.

Payment of Awards. Performance share unit awards will be distributed on a specific date by which the Compensation Committee reasonably expects it will be able to determine whether and the extent that the performance target applicable to such award was met. The Corporation will make the distribution of the performance share unit awards to participants as soon as administratively practicable following the date of the award determination, but no later than March 15, 2016.

Vesting and Forfeiture. Recipients of LTIP awards generally must remain continuously employed full-time by the Corporation until the date designated for payout under the applicable award agreement for the LTIP period. Exceptions may be provided for termination of employment by reason of death, disability, retirement and change in control. The restricted stock units will generally vest in three equal annual installments beginning on the first anniversary of the grant date.

Change in Control. In the event of a change in control (“CIC”), acceleration of vesting of restricted stock units will occur if an employee is terminated by the Company without “cause” or the employee voluntarily terminates employment with “good reason” during the 24 month period following a CIC (“Qualifying Termination”). Vesting of restricted stock units will accelerate immediately regardless of a Qualifying Termination if the acquirer does not assume the restricted stock unit awards. If the acquirer assumes the restricted stock unit awards, restricted stock units will continue to vest according to their original vesting schedules; provided that vesting will subsequently accelerate upon a Qualifying Termination within 24 months after the CIC, and unvested restricted stock units would be forfeited upon any other termination (unless otherwise specified by the terms of an employment agreement). With respect to performance share units, in the event of a Qualifying Termination, performance shares units will be converted to time-based restricted stock units at the CIC assuming achievement of 100% the performance targets. Such restricted stock units will have the same terms of the restricted stock units granted pursuant to the 2013 LTIP and shall be deemed to have been granted as of March 4, 2013.

Other Terms & Provisions. Participants are not permitted to transfer LTIP awards, except by will or the laws of descent and distribution. The Corporation is entitled to withhold from any payments of awards under the LTIP or the Omnibus Plan any and all amounts required to be withheld for federal, state and local withholding taxes. The Compensation Committee has the discretion to change terms and conditions of LTIP awards as it deems necessary to ensure that the LTIP awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Internal Revenue Code. In addition to the above conditions, payment of any incentive award is contingent upon the participant executing a written agreement to protect company assets.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the form of Performance Share Award Agreement, the form of Restricted Stock Unit Award Agreement, and the form of Performance Share Award Agreement for the Chief Executive Officer and the Executive Vice Presidents, including the Adjusted EBITDA and Adjusted Diluted EPS performance targets.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMERICA CORPORATION

Date: March 8, 2013	By:	/s/ Thomas Caneris
Thomas Caneris
Senior Vice President, General Counsel, Compliance Officer and Secretary